UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 19, 2004

CVF TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

00-29266	87-0429335
(Commission File Number)	(IRS Employer Identification No.)

8604 Main Street, Suite 1, Williamsville, New York	14221
(Address of Principal Executive Offices)	(Zip Code)

(716) 565-4711
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

        On October 19, 2004 Biorem Technologies Inc. redeemed 625,000 of its common shares held by the Company for gross proceeds of $993,782. The funds will be used by the Company for general corporate purposes. These shares were redeemed at a valuation of $14,300,000 for Biorem Technologies Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2004	CVF Technologies Corporation

	By:	/s/ Jeffrey I. Dreben
Jeffrey I. Dreben
Chief Executive Officer